RELATED PARTY DISCLOSURES	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
RELATED PARTY DISCLOSURES

NOTE 16. RELATED PARTY DISCLOSURES

The Company identified the following related party transaction in accordance with ASC 850, Related Party Disclosures:

Consulting Agreement

During August of 2024, the Company entered into a consulting agreement for investor relation services with an expected term of twelve months with MavDB Consulting LLC (the “Vendor”) for services with a total value of £2.4 million ($3 million). The vendor is wholly owned by David Joshua Bartch, a shareholder of the Company during the period. The Company incurred £0.8 million ($1 million) of expense related to the agreement during its year ended December 31, 2024 and had accounts payable related to the agreement of $Nil as of December 31, 2024. The agreement provides compensation for the services at fair market value.